UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: August 20, 2010

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 20, 2010, the Board of Directors of the Company adopted and approved an amendment to Section 1 of Article IV of our Bylaws effective immediately (the Amendment”). The Amendment allows the Company’s shares to be eligible for the Direct Registration System (“DRS”) by permitting the issuance of uncertificated shares of the Company’s capital stock in accordance with the DRS. The DRS enables investors to have securities recorded and maintained on the books of the issuer or the transfer agent without the issuance of a stock certificate and enables the electronic transfer of the shares. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 3.1.

Item 9.01	FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits.

Number	Description
3.1	Second Amendment to Bylaws

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 24th day of August, 2010.

ORAGENICS, INC.
(Registrant)

BY:	/s/ David B. Hirsch
David B. Hirsch
President and Chief Executive Officer